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                                                                   EXHIBIT 10.14

                         SHAREHOLDER RIGHTS AGREEMENT
                         ----------------------------


    This Shareholder Rights Agreement ("Agreement") is effective as of December 22, 1992 by and between IMSL, Inc. (the "Company") and the investors designated on Exhibit A attached hereto (the "Investors").
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    1.   Registration Rights.
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         1.1  Certain Definitions.  As used in this Agreement, the
              -------------------
following terms shall have the following respective meanings:

              "Commission" shall mean the Securities and Exchange Commission or
               ----------
any other federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

              "Holder" shall mean any person acquiring Registrable Securities
               ------
(including securities convertible into Registrable Securities) directly from the Company and any person holding Registrable Securities to whom the rights under this paragraph 1.1 have been transferred in accordance with paragraph 1.8 hereof.

              "Registrable Securities" means (i) up to 236,282 shares of Class A
               ----------------------
Common Stock issued pursuant to the Agreement and Plan of Reorganization among IMSL, Inc., IMSL Acquisition Corporation and Precision Visuals, Inc., dated as of November 16, 1992, and (ii) any Common Stock of the Company issued or issuable in respect of the shares listed in (i) above upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold (or are available for sale without volume restrictions in the opinion of counsel to the Company) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

              The terms "register," "registered" and "registration" refer to a
                         --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              "Registration Expenses" shall mean all expenses, except as
               ---------------------
otherwise stated below, incurred by the Company in complying with paragraph 1.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the fees and disbursements of one counsel for the selling shareholders which counsel fees shall not exceed $15,000 in any offering (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Selling Expenses" shall mean all underwriting discounts, selling
          ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

    1.2  Company Registration.
         --------------------

         (a) If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

         (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 1.2(a)(i). In such event the right of any Holder to registration pursuant to paragraph 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph 1.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities (possessing registration rights) held by such Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

              (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph 1.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          1.3 Expenses of Registration.  All Registration Expenses incurred in
              ------------------------
connection with paragraph 1.2 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

          1.4 Registration Procedures.  In the case of each registration,
              -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

              (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed;

              (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

              (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              (g) Furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.5  Indemnification.
              ---------------

              (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

              (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subparagraph (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 1 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this paragraph 1.5(b).

              (c)  Each party entitled to indemnification under this paragraph
1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          1.6  Information by Holder.  The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

          1.7  Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the restricted securities

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to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

              (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements).

              (c) So long as a Holder owns any restricted securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

         1.8  Transfer of Registration Rights.  The rights to cause the Company
              -------------------------------
to register securities granted Holders under paragraph 1.2 may be assigned to a transferee or assignee provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 50,000 shares of Class A Common Stock. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of a Holder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

         1.9  Standoff Agreement.  Each Holder agrees that in connection with
              ------------------
the Company's initial underwritten public offering of the Company's securities, upon request of the Company or the underwriters managing such initial underwritten public offering of the Company's securities, each Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written

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consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters.

         1.10  Amendment of Registration Rights.  With the written consent of
               --------------------------------
the holders of more than 50% of the then outstanding Registrable Securities, the Company may amend this Section 1.

    2.   Right of First Refusal.
         ----------------------

         2.1  Grant of Right.  Except as set forth in Section 2.5, the Company
              --------------
hereby grants to James R. Warner and Advent IV Liquidating Trust, William Gorham, Trustee the right of first refusal to purchase (i) in the case of James
R. Warner, up to three-fourths (3/4) and (ii) in the case of Advent IV Liquidating Trust, William Gorham, Trustee up to one-fourth (1/4), of the total of all or any part of the Investors' Pro Rata Share (as hereinafter defined) of the New Securities (as defined in Section 2.2) which the Company may, from time to time, propose to sell and issue. James R. Warner and Advent IV Liquidating Trust, William Gorham, Trustee may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The Pro Rata Share of the Investors, for purposes of this right of first refusal, is the ratio of the total number of shares of Class A Common Stock held by the Investors, to the total number of shares of Class A Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Class A Common Stock into which outstanding shares of Preferred Stock are convertible).

         2.2  New Securities.  "New Securities" shall mean any capital stock of
              --------------
the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New
                                                    --------  -------
Securities" does not include (i) the Class A Common Stock issued pursuant to the Agreement and Plan of Reorganization of even date herewith, (ii) securities offered pursuant to a registration statement filed under the Securities Act,
(iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (iv) all shares of Class A Common Stock hereafter issued or issuable to officers, directors, employees or consultants of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors of the Company and (v) capital stock issued in connection with any stock split, stock dividend or recapitalization of the Company.

         2.3  Notice.  In the event the Company proposes to undertake an
              ------
issuance of New Securities, it shall give to the

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

Investors written notice (the "Notice") of its intention, describing the type of New Securities, number of shares, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Investors must respond to such Notice. The Investors shall have fifteen (15) days from the date of such Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than fifteen (15) days after the date of receipt of the Notice.

         2.4  Sale after Notice.  If not all Investors elect to purchase their
              -----------------
Pro Rata Share of the New Securities, then Investors who do so elect shall be offered the right to acquire such non-participating Investors' Pro Rata Share. If the Investors fail to exercise in full the right of first refusal within said fifteen (15) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities respecting which the Investors' rights were not exercised, at a price and upon general terms no more favorable than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

         2.5  Expiration.  The right of first refusal granted under this
              ----------
Section 1 shall expire upon the date upon which a registration statement filed by the Company under the Securities Act (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) in connection with an underwritten public offering of its securities first becomes effective and the securities registered thereunder shall have been sold.

         2.6  Assignment.  The right of first refusal granted under this
              ----------
Section 2 is assignable by the Investors to any transferee of a minimum of Ten Thousand (10,000) shares of Class A Common Stock (as adjusted for stock splits and combinations).

         2.7  Amendment of Right of First Refusal.  With written consent of more
              -----------------------------------
than 50% of the Investors the Company may amend this Section 2.

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    3.   Miscellaneous Provisions.
         ------------------------

         3.1  Notices.  All notices and other communications required or
              -------
permitted hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office, (by first class mail, postage prepaid) addressed: (a) if to the Company, at 14141 Southwest Freeway, Suite 3000, Sugar Land, Texas 77478 (or at such other address as the Company shall have furnished to the Holders in writing) attention of President and (b) if to a Holder, at the latest address of such Holder shown on the Company's records.

         3.2  Descriptive Headings.  The descriptive headings herein have been
              --------------------
inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

         3.3  Governing Law.  This Agreement shall be governed by and
              -------------
interpreted under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

         3.4  Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

         3.5  Expenses.  If any action at law or in equity is necessary to
              --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         3.6  Entire Agreement.  This Agreement constitutes the full and entire
              ----------------
understanding and agreement between the parties with regard to the subject matter of this Agreement.

         3.7  Separability; Severability.  Unless expressly provided in this
              --------------------------
Agreement, the rights of each Investor under this Agreement are several rights, not rights jointly held with any other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agreement with respect to the other Investors. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.


                                    IMSL, INC.



                                    By: /s/ Richard G. Couch
                                       ---------------------------

                                    Title:  PRESIDENT/CEO
                                           -----------------------

                          SHAREHOLDER SIGNATURE PAGE
                          --------------------------

    The undersigned shareholder hereby agrees to the provisions of the Shareholder Rights Agreement dated December 22 , 1992.
                                            ----

Dated:   March 15, 1993
      -----------------------



                                                 /s/ signed by Shareholders
                                            -------------------------------
                                            (Signature)



                                            -------------------------------
                                            (Name)